UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report: January 17, 2005
                (Date of earliest event reported)


                   GK INTELLIGENT SYSTEMS, INC.
      -----------------------------------------------------
      (Exact name of Registrant as specified in its charter)


          Delaware                  000-22057                76-0513297
----------------------------   ------------------------   -----------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer of
incorporation)                                            Identification No.)


                 432 Park Avenue South, 2nd Floor
                        New York, NY 10016
        -------------------------------------------------
       (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (646) 437-3614

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 17, 2005, we entered into a Purchase Agreement with Evert Wilbrink and Bert De Ruiter. Pursuant to the terms of the Purchase Agreement, we will purchase Corazong Music Management B.V., a Dutch corporation, for $1,260,000, payable in Series B Convertible Preferred Stock. The transaction closed on February 11, 2005.

The description of the Purchase Agreement and the transaction contained herein is qualified in its entirety by reference to the Purchase Agreement filed as
Exhibit 10.1 to this Report.

Item 9.01

c)  The  following  exhibit is furnished  with  this  report:

EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------

   10.1 Purchase Agreement between the Registrant and Evert Wilbrink and Bert De Ruiter, dated January 17, 2005.



                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GK Intelligent Systems, Inc.
                                       (Registrant)


Date: February 16, 2005                /s/  Gary F. Kimmons
                                       ---------------------------------------
                                       Gary F. Kimmons,
                                       President and Chief
                                       Executive Officer